Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED

CHANGE IN CONTROL SEVERANCE AGREEMENT

This Second Amendment (this “Amendment”) is made and entered into as of March 2, 2011 (the “Effective Date”), by and between Marten Transport, Ltd., a Delaware corporation, (the “Company”), located at 129 Marten Street, Mondovi, Wisconsin 54755 and                               , an individual residing at                                            (the “Executive”).

RECITALS

WHEREAS, the Company and the Executive entered into an Amended and Restated Change in Control Severance Agreement, dated as of August 13, 2007, as amended by the First Amendment to Amended and Restated Change in Control Severance Agreement, dated as of February 26, 2009 (the “Severance Agreement”);

WHEREAS, pursuant to the Severance Agreement, the Company agreed to pay or reimburse the Executive for tax liability incurred in connection with certain benefits (“Tax Gross-Ups”); and

WHEREAS, the parties desire to amend the Severance Agreement to eliminate all Tax Gross-Ups.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Executive’s continued employment with the Company and benefits to the Executive under the Severance Agreement, the Severance Agreement is hereby amended as follows:

Amendments.

A.           Section 2 of the Severance Agreement is hereby amended to delete subsection (e) in its entirety.

B.           Section 3 of the Severance Agreement is hereby deleted in its entirety and replaced with the following:

“3.             RESERVED”

No Other Amendment and Definitions.  Except as set forth herein, the Severance Agreement shall remain in full force and effect in accordance with its terms.  All capitalized terms that are not defined herein shall be as defined in the Severance Agreement.
Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.  Facsimile execution and delivery of this Amendment shall be legal, valid and binding execution and delivery for all purposes.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MARTEN TRANSPORT, LTD.	EXECUTIVE

By: ___________________________	_______________________________
Randolph L. Marten Chief Executive Officer	[NAME]